Exhibit 99.1

Prairie Operating Co. Announces Third Quarter 2025 Results

Houston, Texas, November 14, 2025 (GLOBE NEWSWIRE) — Prairie Operating Co. (Nasdaq: PROP) (the “Company,” “Prairie,” “we,” “our,” or “us”), an independent energy company engaged in the development and acquisition of oil, natural gas, and natural gas liquids (“NGL”) resources in the Denver-Julesburg (DJ) Basin – today announced its financial and operational results for the quarter ended September 30, 2025.

Recent Key Highlights

●	Record total production of 23,029 barrels of oil equivalent per day (“Boe/d”) (approximately 52% oil), an increase of approximately 10% quarter-over-quarter.

●	Current production rate as of today of approximately 27,000 net Boe/d per day, reflecting the successful execution of our development program.

●	Expanded hedging program, securing favorable commodity pricing through 2028.

●	Completed transition services period following the acquisition of assets from Bayswater Exploration & Production.

●	Closed two complementary bolt-on acquisitions, which added approximately 11 net drilling locations and 3,400 net acres.

Edward Kovalik, Chairman and Chief Executive Officer, commented:

“The third quarter represented another major step forward for Prairie as we continue to execute across all areas of our business,” said Edward Kovalik, Chairman and Chief Executive Officer.

“With the Bayswater transition now complete, Prairie has assumed full operational control and is running at full capacity across our expanded DJ Basin footprint.”

“Looking ahead, our strategy remains clear and disciplined. We’re focused on building long-term shareholder value through a combination of high-return organic development, continued operational optimization, and selective, accretive acquisitions.”

“I want to personally thank the entire Prairie team for their dedication, hard work, and professionalism. The progress we’ve made this year has set the stage for continued momentum into 2026 and beyond.”

Third Quarter Results Summary

●	Revenue of $77.7 million, driven by realized prices (excluding hedges) of $58.70 per barrel for oil, $12.27 per barrel for NGLs, and $2.15 per Mcf for natural gas.

●	Net loss attributable to common stockholders of $22.5 million, or $0.44 basic loss per share.

●	Adjusted EBITDA(1) of $56.3 million, an increase of over 45% quarter–over–quarter.

●	Capital expenditures incurred of $69.6 million.

●	Net cash provided by operating activities of $57.7 million.

(1) Adjusted EBITDA is a Non-GAAP measure, refer to “Non-GAAP Financial Measures” for reconciliations of GAAP to non-GAAP financial measures used throughout this Current Report on Form 8-K.

Operational Update

Operationally, the third quarter marked another significant step forward for Prairie as the Company completed the transition period following the Bayswater acquisition and assumed full operational control of those assets.

As of today, Prairie’s current production rate stands at approximately 27,000 net Boe/d, reflecting the combined impact of its legacy operations, the Bayswater assets, and new wells brought online during the quarter.

On the development front, flowback operations are now completed on seven new wells on our Noble pad, and completion activities are being finalized on six newly drilled wells at the Simpson pad. The Noble pad is now fully on-line with the Simpson pad expected to be fully online in the fourth quarter.

At the Rusch pad, drilling, completions, and drill-out operations for 11 wells have been finalized and turned to sales. These wells target multiple horizons across the Niobrara A, B, and C zones, as well as the Codell formation, and are expected to meaningfully contribute to production growth through the remainder of 2025.

In addition, Prairie successfully completed and turned to sales nine wells on the Opal Coalbank pad that were acquired as drilled and uncompleted locations in the Bayswater transaction. Initial results have exceeded expectations, with an average IP30 of approximately 525 Boe/d per well (two-stream, gross).

Beyond new drilling, Prairie remains focused on optimizing its existing asset base. The Company has launched a robust workover program targeting 32 wells across the third and fourth quarters, with 31 workovers completed to date, including 18 during the third quarter. Additionally, Prairie has installed plungers across 183 wells, resulting in an average oil production increase of 12.6% per well. These optimization initiatives—along with ongoing improvements to gas-lift systems and pad efficiencies—underscore Prairie’s commitment to maximizing per-well productivity and overall capital efficiency.

Third Quarter Results

Key Financial Highlights

Three Months Ended
(In thousands, except per share amounts)	September 30, 2025
Total revenues	$77,721
Net loss attributable to common stockholders	$(22,508)
Loss per share – basic & diluted	$(0.44)
Adjusted EBITDA	$56,315
Capital expenditures	$69,582

Revenue and Production

Revenue for the third quarter of 2025 was $77.7 million, $64.9 million related to oil. Production for the third quarter of 2025 was 23,029 Boe/d and was comprised of approximately 52% oil (approximately 72% liquids).

Three Months Ended September 30, 2025
Revenues (in thousands)
Oil revenue	$64,906
Natural gas revenue	7,571
NGL revenue	5,244
Total revenues	$77,721

Production:
Oil (MBbls)	1,106
Natural gas (MMcf)	3,513
NGL (MBbls)	428
Total production (MBoe)	2,120

Average sales volumes per day (Boe/d)	23,029

Average realized price (excluding effects of derivatives):
Oil (per MBbl)	$58.70
Natural gas (per MMcf)	$2.15
NGL (per MBbl)	$12.27
Average realized price (per MBoe)	$36.68

Average realized price (including effects of derivatives):
Oil (per MBbl)	$61.39
Natural gas (per MMcf)	$3.68
NGL (per MBbl)	$11.56
Average price (per MBoe)	$40.47

Average NYMEX prices:
WTI (per MBbl)	$65.78
Henry Hub (per MMBtu)	$3.03

Operating Costs

(In thousands, except per Boe amounts)	Three Months Ended September 30, 2025
Lease operating expenses	$15,371
Lease operating expenses per Boe	$7.25

Transportation and processing	$2,200
Transportation and processing per Boe	$1.04

Ad valorem and production taxes	$4,676
Ad valorem and production taxes per Boe	$2.21

General and administrative expenses	$12,273
General and administrative expenses per Boe	$5.79

Acquisitions and Capital Expenditures

(In thousands)	Nine Months Ended September 30, 2025
Cash paid for Bayswater asset purchase	$467,461
Cash paid for Edge asset purchase	$12,709
Capital expenditures – cash	$126,184
Leasehold purchases	$3,015

Liquidity and Capital Resources

As of September 30, 2025, we had approximately $68.6 million of liquidity, consisting of $58.0 million of borrowings available under our Credit Facility and $10.6 million in unrestricted cash. As of September 30, 2025, the Credit Facility had a borrowing base of $475.0 million and aggregate elected commitments of $475.0 million.

2025 Updated Guidance

Prairie re-affirms full-year guidance for 2025 is:

●	Average Daily Production: 24,000 – 26,000 Boe/d.

●	Capital Expenditures: $260.0 million – $280.0 million.

●	Adjusted EBITDA(1): Expected to range between $240.0 million and $260.0 million.

(1) Adjusted EBITDA is a Non-GAAP measure, refer to “Non-GAAP Financial Measures” for reconciliations of GAAP to non-GAAP financial measures used throughout this Current Report on Form 8-K.

The 2025 full-year guidance includes the production, revenue, and related expenses attributable to the assets acquired from Bayswater from January 1, 2025 through March 26, 2025, the closing date of the acquisition, and is based on an active hedging program and a commodity price deck of $60.00 – $64.00 per Bbl for oil and $4.00 per Mcf for gas.

Commodity Hedges

The following table reflects contracted volumes and weighted average prices we will receive under the terms of our derivative contracts as of September 30, 2025:

	Settling October 1, 2025 through December 31, 2025	Settling January 1, 2026 through December 31, 2026	Settling January 1, 2027 through December 31, 2027	Settling January 1, 2028 through December 31, 2028

Crude Oil Swaps:
Notional volume (Bbls)	717,598	2,241,616	1,592,503	471,907
Weighted average price ($/Bbl)	$67.85	$64.42	$64.16	$63.47
Natural Gas Swaps:
Notional volume (MMBtus)	3,017,447	11,413,134	9,874,626	4,406,357
Weighted average price ($/MMBtu)	$4.33	$4.08	$4.07	$4.00
Ethane Swaps:
Notional volume (Bbls)	85,845	288,956	232,375	51,809
Weighted average price ($/Bbl)	$11.91	$11.54	$11.05	$11.28
Propane Swaps:
Notional volume (Bbls)	149,550	509,724	417,744	94,220
Weighted average price ($/Bbl)	$28.74	$26.36	$26.51	$26.00
Iso Butane Swaps:
Notional volume (Bbls)	18,772	63,185	50,812	11,328
Weighted average price ($/Bbl)	$35.62	$33.92	$30.22	$29.63
Normal Butane Swaps:
Notional volume (Bbls)	51,933	174,809	140,580	31,343
Weighted average price ($/Bbl)	$38.32	$35.24	$31.37	$30.37
Pentane Plus Swaps:
Notional volume (Bbls)	38,716	130,321	104,802	23,366
Weighted average price ($/Bbl)	$46.17	$53.05	$52.40	$52.49

In October and November 2025, we executed a portfolio of hedges to maintain the hedging requirement under our Amended & Restated Credit Agreement. These hedges secured prices of $60.45 per barrel through the rest of 2025, $60.02 per barrel in 2026 and 2027, and $60.62 per barrel through the fourth quarter of 2028, and $4.07 per MMBtu through 2027.

Non-GAAP Financial Measures

This Current Report on Form 8-K contains Adjusted EBITDA which is a financial measure not presented in accordance with U.S. GAAP. Adjusted EBITDA is used by management to evaluate the performance of our business, make operational decisions, and assess our ability to generate cashflows. Management believes Adjusted EBITDA provides investors with helpful information to better understand the underlying performance trends of our business, facilitate period-to-period comparisons, and assess the company’s operating results.

Adjusted EBITDA is derived from net income (loss) from continuing operations and is adjusted for income tax expense, depreciation, depletion, and amortization, accretion of asset retirement obligations, non-cash stock-based compensation, interest expense (income), net, non-cash loss on adjustment to fair value – embedded derivatives, debt, and warrants, loss on debt issuance, unrealized gain on derivatives, and litigation settlement expense all as applicable. We adjust net income (loss) from continuing operations for the items listed above to arrive at Adjusted EBITDA because these amounts can vary substantially between periods and companies within our industry depending upon accounting methods, book values of assets, capital structures, and the method by which assets were acquired. Adjusted EBITDA has limitations as an analytical tool, including that it excludes certain items that affect our reported financial results. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income calculated in accordance with GAAP or as an indicator of our operating performance or liquidity. Additionally, our calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies.

The following table presents the reconciliation of Net income (loss) from continuing operations to Adjusted EBITDA for the periods indicated:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025 (1)	2024
	(In thousands)
Net income (loss) from continuing operations reconciliation to Adjusted EBITDA:
Net income (loss) from continuing operations	$1,287	$(11,424)	$34,353	$(28,975)
Adjustments:
Depreciation, depletion, and amortization	16,037	—	30,353	—
Accretion of asset retirement obligations	76	—	147	—
Non-cash stock-based compensation	4,123	1,511	7,908	5,836
Interest expense (income), net	8,613	(432)	18,952	108
Non-cash loss on adjustment to fair value – embedded derivatives, debt, and warrants (2)	25,914	—	30,451	—
Loss on debt issuance (3)	—	3,039	—	3,039
Unrealized gain on derivatives	(962)	—	(24,052)	—
Non-recurring litigation settlement expense	1,227	—	1,406	—
Income tax expense	—	—	—	—
Adjusted EBITDA	$56,315	$(7,304)	$99,518	$(19,992)

(1)
Net income (loss) from continuing operations for the nine months ended September 30, 2025 includes revenue and related expenses attributable to the assets acquired from Bayswater beginning on March 26, 2025, the closing date of the acquisition, through September 30, 2025.

(2)	Reflects the changes in the fair values of the financial instruments for which we’ve elected to value at fair value on a recurring basis.
(3)	Reflects the loss recognized for the issuance of the Subordinated Note and the Subordinated Note Warrants in the third quarter of 2024.

The following table presents the reconciliation of our expected full-year 2025 Net income to our expected full-year 2025 Adjusted EBITDA:

	Full-year 2025 Guidance Range
	(In millions)
Net income reconciliation to Adjusted EBITDA:
Net income	$192	$202
Adjustments:
Depreciation, depletion, and amortization	32	35
Accretion of asset retirement obligations	2	2
Non-cash stock-based compensation	15	20
Interest expense, net	20	25
Non-cash loss on adjustment to fair value – embedded derivatives, debt, and warrants (1)	5	5
Unrealized gain on derivatives	(26)	(29)
Income tax expense	—	—
Adjusted EBITDA	$240	$260

(1)	Reflects the changes in the fair values of the financial instruments for which we’ve elected to value at fair value on a recurring basis.

Cautionary Statement about Forward-Looking Statements

The information included in this Current Report on Form 8-K and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements regarding future financial performance, business strategies, expansion plans, future results of operations, estimated revenues, losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on our management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report on Form 8-K, words such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained herein are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

These risks are not exhaustive. Other sections of this Current Report on Form 8-K could include additional factors that could adversely affect our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors nor can we assess the effects of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. Our Securities and Exchange Commission (the “SEC”), filings are available publicly on the SEC website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Accordingly, forward-looking statements in this Current Report on Form 8-K should not be relied upon as representing our views as of any subsequent date, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

All forward-looking statements, expressed or implied, included in this Current Report on Form 8-K are expressly qualified in their entirety by this cautionary statement.

Regulation FD Disclosure

The Company announces material information to the public through a variety of means, including filings with the SEC, press releases, public conference calls, and the investor relations section of its website at www.prairieopco.com.

In addition to these traditional channels, the Company also uses its official social media accounts as a means of disclosing information about Prairie and its business, and to comply with its disclosure obligations under Regulation FD. The Company’s official social media accounts currently include @PrairieOpCo on X (formerly Twitter) and linkedin.com/company/prairie-operating-co on LinkedIn. Information the Company posts through these social media channels may be deemed material. Accordingly, investors, the media, and others interested in the Company should monitor these accounts in addition to following the Company’s press releases, SEC filings, and public conference calls and webcasts. The Company may update the list of official social media accounts from time to time, and any such updates will be posted on the investor relations section of its website.

About Prairie Operating Co.

Prairie Operating Co. is a Houston-based publicly traded independent energy company engaged in the development and acquisition of oil, natural gas, and natural gas liquid resources in the United States. The Company’s assets and operations are concentrated in the oil and liquids-rich regions of the Denver-Julesburg (DJ) Basin, with a primary focus on the Niobrara and Codell formations. The Company is committed to the responsible development of its oil natural gas, and natural gas liquid resources and is focused on maximizing returns through consistent growth, capital discipline, and sustainable cash flow generation.

More information about the Company can be found at www.prairieopco.com.

Investor Relations Contact:

Wobbe Ploegsma

info@prairieopco.com

832-274-3449

Prairie Operating Co. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands, except share amounts)

	September 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$10,640	$5,192
Accounts receivable:
Oil, natural gas, and NGL revenue	48,716	3,024
Joint interest and other	24,130	9,275
Acquisition receivable	17,452	—
Derivative assets	13,134	—
Inventory	4,890	5
Prepaid expenses and other current assets	2,015	312
Note receivable	—	494
Total current assets	120,977	18,302

Property and equipment:
Oil and natural gas properties, successful efforts method of accounting including $75,816 and $70,462 excluded from amortization as of September 30, 2025 and December 31, 2024, respectively	806,955	134,953
Other	20,881	94
Less: Accumulated depreciation, depletion, and amortization	(30,780)	(427)
Total property and equipment, net	797,056	134,620
Derivative assets	6,523	—
Debt issuance costs, net	13,495	1,731
Operating lease assets	1,604	1,323
Other non–current assets	133	578
Total assets	$939,788	$156,554

Liabilities, Mezzanine Equity, and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$81,952	$38,225
Ad valorem and production taxes payable	27,128	7,094
Oil, natural gas, and NGL revenue payable	35,181	2,366
Senior convertible note, at fair value	—	12,555
Derivative liabilities	—	2,446
Operating lease liabilities	749	323
Total current liabilities	145,010	63,009

Long–term liabilities:
Credit facility	417,000	28,000
Subordinated note – related party	1,458	4,609
Subordinated note warrants, at fair value – related party	300	4,159
Series F convertible preferred stock embedded derivatives, at fair value	11,596	—
Series F convertible preferred stock warrants, at fair value	62,776	—
SEPA, at fair value	—	790
Derivative liabilities	—	1,949
Ad valorem and production taxes payable	15,720	—
Oil, natural gas, and NGL revenue payable	20,869	—
Asset retirement obligation	3,185	227
Operating lease liabilities	989	1,043
Other long-term liabilities	361	—
Total long–term liabilities	534,254	40,777
Total liabilities	679,264	103,786

Commitments and contingencies

Mezzanine equity:
Series F convertible preferred stock; $0.01 par value; 50,000,000 shares authorized, and 129,000 and 0 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	158,687	—

Stockholders’ equity:
Series D convertible preferred stock; $0.01 par value; 50,000 shares authorized, and 5,982 and 14,457 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	—	—
Common stock; $0.01 par value; 500,000,000 shares authorized, and 54,012,410 and 23,045,209 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	540	230
Treasury stock, at cost; 63,337 and 0 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	(442)	—
Additional paid–in capital	187,152	172,304
Accumulated deficit	(85,413)	(119,766)
Total stockholders’ equity	101,837	52,768
Total liabilities, mezzanine equity, and stockholders’ equity	$939,788	$156,554

Prairie Operating Co. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenues:
Crude oil sales	$64,906	$—	$133,635	$—
Natural gas sales	7,571	—	14,105	—
NGL sales	5,244	—	10,898	—
Total revenues	77,721	—	158,638	—

Operating expenses:
Lease operating expenses	15,371	—	28,732	—
Transportation and processing expenses	2,200	—	4,567	—
Ad valorem and production taxes	4,676	—	12,049	—
Depreciation, depletion, and amortization	16,037	—	30,353	—
Accretion of asset retirement obligation	76	—	147	—
Exploration expenses	40	25	785	524
General and administrative expenses	12,273	8,790	34,268	24,905
Total operating expenses	50,673	8,815	110,901	25,429
Income (loss) from operations	27,048	(8,815)	47,737	(25,429)

Other (expenses) income:
Interest expense	(9,039)	—	(19,541)	—
Realized gain on derivatives	8,012	—	12,175	—
Unrealized gain on derivatives	962	—	24,052	—
Loss on adjustment to fair value – embedded derivatives, debt, and warrants	(25,914)	—	(30,451)	—
Loss on issuance of debt	—	(3,039)	—	(3,039)
Interest income and other	218	430	381	538
Total other expenses	(25,761)	(2,609)	(13,384)	(2,501)

Income (loss) from operations before provision for income taxes	1,287	(11,424)	34,353	(27,930)
Provision for income taxes	—	—	—	—
Net income (loss) from continuing operations	1,287	(11,424)	34,353	(27,930)

Discontinued operations
Loss from discontinued operations, net of taxes	—	—	—	(1,045)
Net loss from discontinued operations	—	—	—	(1,045)
Net income (loss) attributable to Prairie Operating Co.	1,287	(11,424)	34,353	(28,975)
Series F preferred stock declared dividends	(4,252)	—	(7,540)	—
Series F preferred stock undeclared dividends	443	—	(1,204)	—
Remeasurement of Series F preferred stock	(19,986)	—	(93,087)	—
Net loss attributable to Prairie Operating Co. common stockholders	$(22,508)	$(11,424)	$(67,478)	$(28,975)

Loss per common share
Basic and diluted loss per share	$(0.44)	$(0.68)	$(1.66)	$(2.24)
Weighted average common shares outstanding
Basic and diluted	50,624,457	16,770,372	40,582,092	12,938,342

Prairie Operating Co. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(In thousands)

	Nine Months Ended September 30,
	2025	2024
Cash flows from operating activities:
Net income (loss) from continuing operations	$34,353	$(27,930)
Adjustment to reconcile net income (loss) to net cash provided by (used in) operating activities:
Stock–based compensation	7,845	5,835
Depreciation, depletion, and amortization	30,353	—
Unrealized gain on derivatives	(24,052)	—
Loss on adjustment to fair value – embedded derivatives, debt, and warrants	30,451	—
Non-cash SEPA commitment fee	—	600
Loss on issuance of debt	—	3,039
Amortization and expensing of deferred financing costs	3,902	—
Accretion of asset retirement obligation	147	—
Changes in operating assets and liabilities:
Accounts receivable	(54,162)	—
Prepaid expenses and other current assets	(1,703)	(96)
Inventory	(4,885)	—
Accounts payable and accrued expenses	23,710	12,453
Ad valorem and production taxes payable	8,627	—
Oil, natural gas, and NGL revenue payable	12,902	—
Other assets and liabilities	(104)	(19)
Net cash provided by (used in) continuing operating activities	67,384	(6,118)
Net cash provided by discontinued operations	—	460
Net cash provided by (used in) operating activities	67,384	(5,658)

Cash flows from investing activities:
Cash paid for Bayswater asset purchase	(467,461)	—
Cash paid for other asset purchases	(12,709)	—
Deposit for Nickel Road asset purchase	—	(9,000)
Return of Nickel Road asset purchase deposit	—	3,000
Transaction expenses paid related to Nickel Road asset purchase	—	(120)
Deposit on other oil and natural gas properties purchase	—	(382)
Development of oil and natural gas properties	(126,184)	(8,732)
Cash paid for leasehold property purchases	(3,015)	—
Cash received from payment on note receivable related to sale of cryptocurrency miners	833	252
Cash received from sale of cryptocurrency miners	—	1,000
Net cash used in investing activities	(608,536)	(13,982)

Cash flows from financing activities:
Proceeds from the issuance of Common Stock	43,817	15,000
Financing costs associated with issuance of Common Stock	(3,603)	(4,884)
Proceeds from the issuance of Series F Preferred Stock	148,250	—
Financing costs associated with the issuance of Series F Preferred Stock	(12,171)	—
Borrowings on the Credit Facility	389,000	—
Debt issuance costs associated with the Credit Facility	(15,670)	—
Payments of the Subordinated Note – related party	(3,214)	—
Proceeds from option exercise	633	—
Treasury stock repurchased	(442)	—
Proceeds from the exercise of Series D and E Preferred Stock warrants	—	33,539
Proceeds from the issuance of the Subordinated Promissory Note – related party	—	3,000
Net cash provided by financing activities	546,600	46,655

Net increase in cash and cash equivalents	5,448	27,015
Cash and cash equivalents, beginning of the period	5,192	13,037
Cash and cash equivalents, end of the period	$10,640	$40,052

Supplemental Disclosures of Cash Flow Information

The following table presents non–cash investing and financing activities for the periods presented:

	Nine Months Ended September 30,
	2025	2024
	(In thousands)
Non–cash investing activities:
Increase in capital expenditure accruals and accounts payable	$13,019	$4,718
Equipment purchased in exchange for note payable	$560	$—
Bayswater transaction costs included in accrued liabilities	$6,035	$—
Additions to asset retirement obligation	$483	$—

Non–cash financing activities:
Common Stock issued to Bayswater as part of Bayswater Acquisition purchase price (1)	$16,000	$—
Common Stock issuance costs included in accrued liabilities (2)	$254	$—
Common Stock issued for SEPA commitment fee (3)	$—	$600
Common Stock issued upon conversion of Senior Convertible Note (4)	$18,164	$—
Common Stock issued upon conversion of Series D Preferred Stock	$8,475	$6,170
Common Stock issued upon conversion of Series E Preferred Stock	$—	$20,000
Common Stock issued upon conversion of Series F Preferred Stock	$27,148	$—
Common Stock issued for Series F Preferred Stock dividends (5)	$7,540	$—
Proceeds from Senior Convertible Note issuance not yet received, net of original issuance discount (6)	$—	$14,250
Proceeds from Subordinated Note issuance not yet received – related party (6)	$—	$2,000

(1)	The Company issued approximately 3.7 million shares of Common Stock to Bayswater as part of the Bayswater Purchase Price.
(2)	Relates to the Common Stock issued to partially fund the Bayswater Acquisition.
(3)	Pursuant to the SEPA, the Company issued 100,000 shares to YA II PN, LTD., a Cayman Islands exempt limited company (“Yorkville”) as a commitment fee.
(4)
During the nine months ended September 30, 2025, Yorkville, converted the remaining $11.3 million of the initial $15.0 million convertible promissory note (the “Senior Convertible Note”) in exchange for 2.1 million shares of Common Stock.

(5)	The Company elected to issue shares of Common Stock for the Series F Preferred Dividend payable on June 1 and September 1, 2025
(6)
Proceeds from the issuance of the Senior Convertible Note and the Subordinated Note were not received until October 1, 2024. Therefore, the Company recorded the unreceived proceeds as Financing receivables as of September 30, 2024.